TrueShares Structured Outcome (April) ETF
Schedule of Investments
as of March 31, 2024 (Unaudited)

PURCHASED OPTIONS - 6.6%(a)(b)	Notional Amount	Contracts	Value
Call Options - 6.6%			$–
SPDR S&P 500 ETF, Expiration: 03/31/2025; Exercise Price: $523.07	$3,661,490	70	$314,440
TOTAL PURCHASED OPTIONS (Cost $314,530)			$314,440

SHORT-TERM INVESTMENTS - 82.0%
Money Market Funds - 15.9%		Shares
First American Treasury Obligations Fund - Class X, 5.22%(c)		767,375	767,375

U.S. Treasury Bills - 66.1%		Par
5.00%, 03/20/2025(d)		$3,350,000	3,193,449
TOTAL SHORT-TERM INVESTMENTS (Cost $3,961,377)			3,960,824

TOTAL INVESTMENTS – 88.6% (Cost $4,275,907)			$4,275,264
Other Assets in Excess of Liabilities – 11.4%			552,513
TOTAL NET ASSETS – 100.0%			$4,827,777

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(d)	The rate shown is the effective yield.

TrueShares Structured Outcome (April) ETF
Schedule of Options Written
as of March 31, 2024 (Unaudited)

OPTIONS WRITTEN – (2.5)% (a)(b)	Notional Amount	Contracts	Value
Put Options – (2.5)%
SPDR S&P 500 ETF ust, Expiration: 03/31/2025; Exercise Price: $470.76	$5,387,621	103	$118,759
TOTAL OPTIONS WRITTEN (Premiums received $118,624)			$118,759

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

TrueShares Structured Outcome (April) ETF
	Level 1	Level 2	Level 3	Total
Assets:
Purchased Options	$–	$314,440	$–	$314,440
Money Market Funds	767,375	–	–	767,375
U.S. Treasury Bills	–	3,193,449	–	3,193,449
Total Assets	$767,375	$3,507,889	$–	$4,275,264

Liabilities:
Options Written	$–	$118,759	$–	$118,759
Total Liabilities	$–	$118,759	$–	$118,759

Refer to the Schedule of Investments for industry classifications.